UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2023

Prairie Operating Co.

(Exact name of registrant as specified in its charter)

Delaware	000-33383	98-0357690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

602 Sawyer Street, Suite 710 Houston, TX	77007
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 424-4247

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Long-Term Incentive Plans

On August 25, 2023, the Board of Directors (the “Board”) of Prairie Operating Co. (the “Company”) approved by unanimous written consent and effective as of the date thereof: (a) the termination of the Creek Road Miners, Inc. 2021 Incentive Stock and Award Plan, such that the 10,000,000 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”) would no longer be available for issuance thereunder, and (b) the further amendment and restatement (the “Amended LTIP”) of the previously approved Amended and Restated Prairie Operating Co. Long-Term Incentive Plan, which had previously been adopted by the Board in connection with the closing of the merger of Prairie Operating Co. with Prairie Operating Co., LLC on May 3, 2023. The Amended LTIP (i) increases the number of shares of Common Stock that may be delivered under the plan to 35,000,000; (ii) establishes an individual annual limitation for each non-employee director’s awards granted under such plan; and (iii) includes certain other administrative amendments to reflect the consolidation of the Company’s available equity incentive plans into one arrangement.

The foregoing description of the Amended LTIP does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended LTIP, which will be included as an exhibit to the Company’s next Quarterly Report on Form 10-Q.

Item 7.01	Regulation FD Disclosure.

On September 18, 2023, the Company issued a press release announcing the submission of its initial permit application with the Colorado Energy and Carbon Management Commission to drill seventy-two (72) wells from two (2) pads in Weld County, Colorado.

The full text of the press release is included as Exhibit 99.1 and is incorporated herein by reference into this Item 7.01.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to Item 7.01 and the press release attached hereto as Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated September 18, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRAIRIE OPERATING CO.
Date: September 18, 2023
	By:	/s/ Edward Kovalik
Edward Kovalik
Chief Executive Officer

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